UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	July 24, 2008

Heritage Oaks Bancorp
(Exact Name of Registrant as Specified in Its Charter)

California
(State or Other Jurisdiction of Incorporation)

000-25020	77-0388249
(Commission File Number)	(IRS Employer Identification No.)

545 12th Street, Paso Robles CA	93446
(Address of Principal Executive Offices)	(Zip Code)

(805) 239-5200
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

Paso Robles, CA -July 24, 2008 — Heritage Oaks Bancorp (NASDAQ: HEOP), parent company of Heritage Oaks Bank, today announced plans to participate in the Keefe, Bruyette & Woods Ninth Annual Community Bank Investor Conference. Lawrence P. Ward, President and CEO of Heritage Oaks, will present on July 30, 2008, at 4:00 p.m. EDT.

The conference, set for July 29 and July 30, 2008, at the Waldorf Astoria Hotel in New York, will be available in its entirety, both live and via replay at www.kbw.com.

Attached as exhibit 99.1 is a press release announcing the Company’s participation in the conference.

Attached as exhibit 99.2 is a slide presentation that will be used by Mr. Ward at the conference and available on the Company’s website at www.heritageoaksbancorp.com, under the heading “Presentations”.

.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS
(d)	Exhibits
99.1 Press Release dated July 24, 2008
99.2 Investor Presentation July 2008

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 25, 2008

Heritage Oaks Bancorp

By:	/s/ Margaret Torres
Margaret Torres
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1 99.2	Press Release dated July 24, 2008 Investor Presentation July 2008